Exhibit 12.1

Certification Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Stephen Stamp, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 20-F/A of Midatech Pharma PLC; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report .

/s/ Stephen Stamp
Name: Stephen Stamp
Title: Chief Executive Officer & Chief
Financial Officer
Date: May 5, 2023